UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: January 30, 2006
                Date of Earliest Event Reported: January 30, 2006

                                  NDS Group plc
             (Exact Name of Registrant as Specified in its Charter)

      England and Wales                 0-30364                     None
(State or other jurisdiction          (Commission              I.R.S. Employer
      of incorporation)               File Number)           Identification No.)

    One Heathrow Boulevard, 286 Bath Road, West Drayton, Middlesex, UB7 0DQ,
                                 United Kingdom
          (Address of principal executive offices, including zip code)

      Registrant's telephone number, including area code: +44 208 476 8000

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

      At a meeting of the Board of Directors of NDS Group plc (the "Company"), held on January 30, 2006, it was unanimously resolved that the remuneration payable to the independent non-executive directors of the Company's Board of Directors, which include Messrs. Einiger, Gantcher and Powers, for the fiscal year ending June 30, 2006 shall remain fixed at the same rate as the remuneration paid for the fiscal year ended June 30, 2005, and is as follows:

      1.    Annual fee                                $75,000
      2.    Audit Committee Membership                $15,000
      3.    Audit Committee Chairmanship              $10,000
      4.    Remuneration Committee Membership         $ 2,500
      5.    Remuneration Committee Chairmanship       $ 1,000

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

      On January 30, 2006, Richard Yanowitch was appointed as a non-executive director of the Board of Directors of the Company by News Corporation, the controlling shareholder of the Company, in accordance with Article 71 of the Company's Articles of Association. Mr. Yanowitch serves as a consultant to News Corporation and receives fees from News Corporation for providing services in that capacity. Mr. Yanowitch will not receive any compensation for his service on the Company's Board of Directors.

      In addition, as permitted by the Company's Articles of Association, the Board of Directors of the Company (the "Board") appointed Dr. Abraham Peled, the Company's Chief Executive Officer, to serve as the Chairman of the Board. The Board also appointed Mr. Yanowitch to serve as the Vice-Chairman of the Board.

      The press release announcing the appointment of Mr. Yanowitch to the Company's Board of Directors, a copy of which is attached hereto as Exhibit 99.1, is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit
Number            Description
------            -----------
99.1              Press Release dated January 30, 2006.

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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 30, 2006                              NDS Group plc


                                                By: /s/ Alexander Gersh
                                                    ----------------------------
                                                    Alexander Gersh
                                                    Chief Financial Officer


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